UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION

                                        Washington, D.C.


                                            FORM 8-K
                                         CURRENT REPORT


                               PURSUANT TO SECTION 13 OR 15 (d)
                             OF THE SECURITIES EXCHANGE ACT OF 1934


                                   Date of Report: January 15, 1996

                                    ARROW FINANCIAL CORPORATION
                       (Exact name of Registrant as specified in its charter)

         New York                    0-12507                    22-2448962

State or other jurisdiction of       Commission                (IRS Employer
incorporation or organization        File Number               Identification
                                                               Number)

              250 GLEN STREET, GLENS FALLS, NEW YORK         12801
              (Address of principal executive offices)       (Zip Code)

                   Registrant's telephone number: 518  745-1000




Page 1 of 19 pages: Exhibit Index is located on page 5.

Item 2. Acquisition or Disposition of Assets

     On January 15, 1996, Green Mountain Bank, a wholly-owned indirect subsidiary of the Registrant, sold its eight eastern Vermont branch offices (the "Branches") to Mascoma Savings Bank, of Lebanon, New Hampshire. The transaction was effected pursuant to an Agreement for Purchase and Sale of Branches dated as of June 1, 1995 (the "P&S Agreement") whereby Mascoma Savings Bank purchased substantially all of the assets of the Branches, consisting primarily of $41 million in loans and $2 million in other assets and assumed substantially all of the liabilities, consisting primarily of $100 million in deposits. Green Mountain Bank received a premium of 8 percent on substantially all of the deposits transferred.

     The eight Branches sold to Mascoma Savings Bank are located in Bethel, Chelsea, Norwich, Hartland, South Strafford and in White River Junction (3), Vermont. Green Mountain Bank, which is headquartered in Rutland, Vermont, will continue to offer commercial loans, home mortgages and other financial, loan and trust products at its other banking locations in central and western Vermont.

     The amount of consideration given in the transaction was determined by arms-length negotiations and was based upon, among other factors, the book value of the assets being transferred and the liabilities being assumed.

     Other than in connection with the transactions contemplated by the P&A Agreement, neither Mascoma Savings Bank nor its shareholders have had any material relationship with the Registrant or any of its affiliates, any officer or director of the Registrant or any associate of any such director or officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

( a ) Financial Statements - not applicable
( b ) Pro Forma Financial Information - See "Pro Forma Financial Statements"
      on page 3 hereof.
( c ) Exhibits - See Exhibit Index on page 5 hereof.

                                              ARROW FINANCIAL CORPORATION
                                           Proforma Condensed Balance Sheet
                                                    (in thousands)
                                                  January  15, 1996
                                                      UNAUDITED

                                                                                         Proforma
                                     Arrow                                                  Arrow
                                 Financial    Branch                                    Financial
                               Corporation      Sale             Adjustments          Corporation
ASSETS                        Consolidated   Effects         Debit        Credit     Consolidated
    Cash & Due from Banks         $ 30,979    $   884       $     0       $     0        $ 30,095
    Federal Funds Sold              41,400          0        18,836 (3)    59,293 (6)         943
    Investment Securities          187,482        164             0             0         187,318
    Loans                          514,407     39,959 (1)        16 (4)         0         474,463
    Loan Loss Allowance            (12,112)      (596)            0             0         (11,517)
    Fixed Assets, Net               13,893      1,533             0             0          12,360
    Real Estate Owned                2,404          0             0             0           2,404
    Goodwill                         1,920          0             0           181 (7)       1,740
    Other Assets                    14,733         12             0            35 (8)      14,686
        Total Assets              $795,106    $41,957       $18,852       $59,509        $712,493


LIABILITIES
    Deposits:
        Interest Bearing          $598,740   $ 86,568       $     0        $    0        $512,172
        Noninterest Bearing         94,893     14,432             0             0          80,461
         Total Deposits            693,632    101,000 (2)         0             0         592,633
    Borrowed Money                  19,152          0        11,000 (5)         0          30,152
    Other  Liabilities              14,442        257             0         2,795 (9)      16,980
       Total Liabilities           727,226    101,256        11,000         2,795         639,765

SHAREHOLDERS' EQUITY
    Common Stock and Surplus        46,917          0             0             0          46,917
    Undivided Profits               24,725          0             0         4,848 (10)     29,573
    Valuation Reserve - SFAS 115     1,153          0             0             0           1,153
    Unallocated ESOP Shares           (700)         0             0             0            (700)
    Treasury Stock                  (4,215)         0             0             0          (4,215)
       Total Shareholders' Equity   67,880          0             0         4,848          72,728

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY            $795,106   $101,256       $11,000        $7,643        $712,493


KEY RATIOS:
Loans/Deposits                      74.16%       n/a           n/a           n/a           80.06%
Loans/Assets                        64.70%       n/a           n/a           n/a           66.59%
Loan Loss Allowance/Loans            2.35%       n/a           n/a           n/a            2.43%
Shareholders' Equity/Loans          13.20%       n/a           n/a           n/a           15.33%
Shareholders' Equity/Assets          8.54%       n/a           n/a           n/a           10.21%


Notes to Unaudited Proforma Statement of Condition: (dollars in thousands)

1) Principal balance of loans sold - approximate yield of 8.70%.
2) Amount of deposits transferred - approximate cost of 3.57%.
3) Represents sum of estimated deposit premium of $7,836 and proceeds from short-term borrowings of $11,000.  Deposit premium will not be determined until pricing period expires on
     January  29, 1996.
4) Reversal of  SFAS No. 91 net deferred fees.
5) Short-term borrowing advance from Federal Home Loan Bank.
6) Cash equalization payment gross, net amount of $51,457 after deducting estimated deposit premium of
     $7,836.
7) Write-off of goodwill assigned to branches sold.
8) Reversal of certain loan fees and capitalized loan servicing rights.
9) Includes estimated income tax effect (net) of $2,558 and accrued professional fees and other expenses of $237.
10) Estimated net income, after tax, for transaction.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated January 30, 1996

                         ARROW FINANCIAL CORPORATION





                         By: s/ John J. Murphy
                         Executive Vice President, Treasurer & CFO,
                         (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.        Exhibit
2.1                Agreement for Purchase & Sale of Branches
                     (Incorporated herein by reference
                     to Form 8-K dated June 1, 1995).
2.2                Supplement to Purchase & Sale Agreement
                     dated Janaury 12, 1996.